                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 7, 2000


                             VERIZON NEW YORK INC.
            (Exact name of registrant as specified in its charter)


New York                        1-3435                      13-5275510
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation)                                           Identification No.)


1095 Avenue of the Americas
New York, New York                                          10036
(Address of principal executive offices)                    (Zip Code)


     Registrant's telephone number, including area code:    (212) 395-2121


                                Not applicable
         (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

On September 7, 2000, the Company engaged Ernst & Young LLP (E&Y) as its independent accountant. The decision to engage E&Y has been approved by the Board of Directors of the Company. The Company's previous independent accountant was PricewaterhouseCoopers LLP (PwC). PwC was dismissed as the independent accountant for the Company.

The independent accountant's reports for the Company for the fiscal years ended December 31, 1999 and 1998 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 1999 and 1998 and through September 6, 2000, there were no disagreements as defined by Item 304(a)(1)(iv) of Regulation S-K between the Company and PwC, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its reports on the financial statements for such periods.

During the fiscal years ended December 31, 1999 and 1998, and through September 6, 2000, there were no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

A letter from PwC stating their agreement with the statements made herein is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 1999 and 1998, and through September 6, 2000, the Company did not consult with E&Y regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or

(ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c) Exhibits

16.1 Letter from PricewaterhouseCoopers LLP regarding its concurrence with the Registrant's statement regarding change of accountants.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Verizon New York Inc.


                                      By: /s/Edwin F. Hall
                                          ----------------------------------
                                          Edwin F. Hall
                                          Chief Financial Officer and Controller


Date:  September 7, 2000

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number
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16.1 Letter from PricewaterhouseCoopers LLP regarding its concurrence with the Registrant's statement regarding change of accountants.